Exhibit 99.1

L BRANDS REPORTS SECOND QUARTER 2016 EARNINGS

- PROVIDES THIRD QUARTER AND RAISES FULL-YEAR
2016 EARNINGS GUIDANCE -

Columbus, Ohio, Aug. 17, 2016 - L Brands, Inc. (NYSE: LB) today reported 2016 second quarter results.

Second Quarter Results
Earnings per share for the second quarter ended July 30, 2016, were $0.87 compared to $0.68 for the quarter ended Aug. 1, 2015. Second quarter operating income increased 1 percent to $408.2 million compared to $402.9 million last year, and net income was $252.4 million compared to $202.5 million last year.

The reported results above include certain significant items as detailed below:

•	In 2016:

•	A pre-tax gain of $108.3 million ($0.24 per share) related to a cash distribution from Easton Town Center; and

•	A pre-tax charge of $35.8 million ($0.08 per share) related to the early extinguishment of the company’s July 2017 notes

Excluding the significant items above, adjusted second quarter earnings per share increased 3% to $0.70 compared to $0.68 last year, and adjusted net income increased 1% to $204.7 million compared to $202.5 million last year.

The company reported net sales of $2.890 billion for the second quarter ended July 30, 2016, an increase of 5 percent compared to net sales of $2.765 billion for the quarter ended Aug. 1, 2015. The company reported a comparable sales increase of 3 percent for the second quarter ended July 30, 2016.

At the conclusion of this press release is a reconciliation of reported to adjusted results, including a description of the significant items.

2016 Outlook
The company stated that it expects 2016 third quarter earnings per share to be $0.40 to $0.45. It expects to report full-year earnings per share between $3.79 and $3.94, which includes a net $0.09 per share from year-to-date significant items as detailed in the attached reconciliation of reported to adjusted results. Excluding these items, the company expects to report full-year adjusted earnings per share between $3.70 and $3.85, versus its previous guidance of $3.60 to $3.80.

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

Earnings Call Information
L Brands will conduct its second quarter earnings call at 9 a.m. Eastern on Aug. 18. To listen, call 1-866-363-4673 (international dial-in number: 1-973-200-3978). For an audio replay, call 1-855-859-2056 (conference ID 33156271) (international replay number: 1-404-537-3406 (conference ID 33156271)) or log onto www.LB.com. Additional second quarter financial information is also available at www.LB.com.

ABOUT L BRANDS:
L Brands, through Victoria’s Secret, PINK, Bath & Body Works, La Senza and Henri Bendel, is an international company. The company operates 3,052 company-owned specialty stores in the United States, Canada, the United Kingdom and Greater China, and its brands are sold in more than 700 additional franchised locations worldwide. The company’s products are also available online at www.VictoriasSecret.com, www.BathandBodyWorks.com, www.HenriBendel.com and www.LaSenza.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995
We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release or the second quarter earnings call or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this press release or the second quarter earnings call or otherwise made by our company or our management:

•
general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, health hazards, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;

•	the seasonality of our business;

•	the dependence on mall traffic and the availability of suitable store locations on appropriate terms;

•	our ability to grow through new store openings and existing store remodels and expansions;

•	our ability to successfully expand internationally and related risks;

•	our relationships with independent franchise, license and wholesale partners;

•	our direct channel businesses;

•	our ability to protect our reputation and our brand images;

•	our ability to attract customers with marketing, advertising and promotional programs;

•	our ability to protect our trade names, trademarks and patents;

•	the highly competitive nature of the retail industry and the segments in which we operate;

•	consumer acceptance of our products and our ability to keep up with fashion trends, develop new merchandise and launch new product lines successfully;

•	our ability to source, distribute and sell goods and materials on a global basis, including risks related to:

•	political instability, significant health hazards, environmental hazards or natural disasters;

•	duties, taxes and other charges;

•	legal and regulatory matters;

•	volatility in currency exchange rates;

•	local business practices and political issues;

•	potential delays or disruptions in shipping and transportation and related pricing impacts;

•	disruption due to labor disputes; and

•	changing expectations regarding product safety due to new legislation;

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

•	our geographic concentration of supplier and distribution facilities in central Ohio;

•	fluctuations in foreign currency exchange rates;

•	stock price volatility;

•	our ability to pay dividends and related effects;

•	our ability to maintain our credit rating;

•	our ability to service or refinance our debt;

•	our ability to retain key personnel;

•	our ability to attract, develop and retain qualified employees and manage labor-related costs;

•	the ability of our manufacturers to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;

•	fluctuations in product input costs;

•	fluctuations in energy costs;

•	increases in the costs of mailing, paper and printing;

•	claims arising from our self-insurance;

•	our ability to implement and maintain information technology systems and to protect associated data;

•	our ability to maintain the security of customer, associate, supplier or company information;

•	our ability to comply with regulatory requirements;

•	legal and compliance matters; and

•	tax matters.
We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release or the second quarter earnings call to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Additional information regarding these and other factors can be found in Item 1A. Risk Factors in our 2015 Annual Report on Form 10-K.
For further information, please contact:

L Brands:
Investor Relations	Media Relations
Amie Preston	Tammy Roberts Myers
(614) 415-6704	(614) 415-7072
apreston@lb.com	communications@lb.com

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS
SECOND QUARTER 2016

Comparable Sales Increase (Decrease) (Stores and Direct):

	Second Quarter	Second Quarter	Year-to-Date	Year-to-Date
	2016	2015	2016	2015
Victoria's Secret[1]	2%	1%	2%	2%
Bath & Body Works[1]	5%	6%	6%	6%
L Brands[2]	3%	3%	3%	3%

1 - Results include company-owned stores in the U.S. and Canada and direct sales.
2 - Results include company-owned stores in the U.S., Canada and the U.K. and direct sales.

Comparable Sales Increase (Decrease) (Stores Only):

	Second Quarter	Second Quarter	Year-to-Date	Year-to-Date
	2016	2015	2016	2015
Victoria's Secret[1]	1%	3%	1%	4%
Bath & Body Works[1]	3%	5%	4%	5%
L Brands[2]	1%	4%	2%	4%

1 - Results include company-owned stores in the U.S. and Canada.
2 - Results include company-owned stores in the U.S., Canada and the U.K.

Total Sales (Millions):

	Second Quarter	Second Quarter	Year-to-Date	Year-to-Date
	2016	2015	2016	2015
Victoria's Secret Stores[1]	$1,469.1	$1,437.5	$2,850.3	$2,783.1
Victoria's Secret Direct	398.3	368.9	757.9	707.2
Total Victoria's Secret	$1,867.4	$1,806.4	$3,608.2	$3,490.3
Bath & Body Works[1]	$709.1	$672.0	$1,295.7	$1,226.0
Bath & Body Works Direct	92.3	76.2	165.9	135.5
Total Bath & Body Works	$801.4	$748.2	$1,461.6	$1,361.5
VS & BBW International[2]	$99.7	$88.7	$195.0	$180.2
Other	$121.2	$121.9	$238.8	$245.2
L Brands	$2,889.7	$2,765.2	$5,503.6	$5,277.2

1 - Results include company-owned stores in the United States and Canada.
2 - Results include retail sales from company-owned stores outside of the United States and Canada, royalties associated with franchised stores and wholesale sales.

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

Total Company-Owned Stores:

	Stores				Stores
	Operating				Operating
	at 1/30/16	Opened	Acquired	Closed	at 7/30/16
Victoria's Secret U.S.	990	7	—	(4)	993
PINK U.S.	128	2	—	—	130
Victoria's Secret Canada	37	—	—	—	37
PINK Canada	9	—	—	—	9
Total Victoria's Secret	1,164	9	—	(4)	1,169

Bath & Body Works U.S.	1,574	12	—	(3)	1,583
Bath & Body Works Canada	98	4	—	—	102
Total Bath & Body Works	1,672	16	—	(3)	1,685

Victoria's Secret U.K.	12	1	—	—	13
PINK U.K.	2	1	—	—	3
Victoria's Secret Beauty and Accessories	—	2	26	—	28
Henri Bendel	29	—	—	—	29
La Senza Canada	126	—	—	(1)	125
Total L Brands Stores	3,005	29	26	(8)	3,052

Total Noncompany-Owned Stores:

	Stores				Stores
	Operating				Operating
	at 1/30/16	Opened	Closed	Transferred	at 7/30/16
Victoria's Secret Beauty & Accessories	373	25	(7)	(26)	365
Victoria's Secret	16	2	—	—	18
PINK	3	1	—	—	4
Bath & Body Works	125	16	(1)	—	140
La Senza	221	1	(9)	—	213
Total	738	45	(17)	(26)	740

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
THIRTEEN WEEKS ENDED JULY 30, 2016 AND AUGUST 1, 2015
(Unaudited)
(In thousands except per share amounts)
	2016	2015
Net Sales	$2,889,744	$2,765,237
Costs of Goods Sold, Buying and Occupancy	(1,776,840)	(1,651,391)
Gross Profit	1,112,904	1,113,846
General, Administrative and Store Operating Expenses	(704,688)	(710,920)
Operating Income	408,216	402,926
Interest Expense	(101,172)	(77,777)
Other Income (Loss)	73,014	(1,921)
Income Before Income Taxes	380,058	323,228
Provision for Income Taxes	127,636	120,751
Net Income	$252,422	$202,477

Net Income Per Diluted Share	$0.87	$0.68

Weighted Average Shares Outstanding	290,986	296,913

L BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
TWENTY-SIX WEEKS ENDED JULY 30, 2016 AND AUGUST 1, 2015
(Unaudited)
(In thousands except per share amounts)
	2016	2015
Net Sales	$5,503,560	$5,277,176
Costs of Goods Sold, Buying and Occupancy	(3,347,701)	(3,107,372)
Gross Profit	2,155,859	2,169,804
General, Administrative and Store Operating Expenses	(1,424,255)	(1,395,036)
Operating Income	731,604	774,768
Interest Expense	(198,501)	(157,725)
Other Income (Loss)	79,934	75,774
Income Before Income Taxes	613,037	692,817
Provision for Income Taxes	208,309	239,874
Net Income	$404,728	$452,943

Net Income Per Diluted Share	$1.39	$1.52

Weighted Average Shares Outstanding	291,882	298,028

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
ADJUSTED FINANCIAL INFORMATION
THIRTEEN WEEKS ENDED JULY 30, 2016 AND AUGUST 1, 2015
(Unaudited)
(In thousands except per share amounts)

	2016			2015
	Reported	Adjustments	Adjusted	Reported
Net Sales	$2,889,744			$2,765,237
Costs of Goods Sold, Buying and Occupancy	(1,776,840)			(1,651,391)
Gross Profit	1,112,904			1,113,846
General, Administrative and Store Operating Expenses	(704,688)			(710,920)
Operating Income	408,216			402,926
Interest Expense	(101,172)			(77,777)
Other Income (Loss)	73,014	$(72,483)	$531	(1,921)
Income Before Income Taxes	380,058	(72,483)	307,575	323,228
Provision for Income Taxes	127,636	(24,724)	102,912	120,751
Net Income	$252,422	$(47,759)	$204,663	$202,477

Net Income Per Diluted Share	$0.87		$0.70	$0.68

Weighted Average Shares Outstanding	290,986			296,913

See Notes to Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
ADJUSTED FINANCIAL INFORMATION
TWENTY-SIX WEEKS ENDED JULY 30, 2016 AND AUGUST 1, 2015
(Unaudited)
(In thousands except per share amounts)

	2016			2015
	Reported	Adjustments	Adjusted	Reported	Adjustments	Adjusted
Net Sales	$5,503,560			$5,277,176
Costs of Goods Sold, Buying and Occupancy	(3,347,701)	$11,103	$(3,336,598)	(3,107,372)
Gross Profit	2,155,859	11,103	2,166,962	2,169,804
General, Administrative and Store Operating Expenses	(1,424,255)	23,442	(1,400,813)	(1,395,036)
Operating Income	731,604	34,545	766,149	774,768
Interest Expense	(198,501)			(157,725)
Other Income (Loss)	79,934	(72,483)	7,451	75,774	$(78,057)	$(2,283)
Income Before Income Taxes	613,037	(37,938)	575,099	692,817	(78,057)	614,760
Provision for Income Taxes	208,309	(11,549)	196,760	239,874	(9,079)	230,795
Net Income	$404,728	$(26,389)	$378,339	$452,943	$(68,978)	$383,965

Net Income Per Diluted Share	$1.39		$1.30	$1.52		$1.29

Weighted Average Shares Outstanding	291,882			298,028

See Notes to Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com

L BRANDS, INC. AND SUBSIDIARIES
NOTES TO RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)

The “Adjusted Financial Information” provided in the attached reflects the following non-GAAP financial measures:
Fiscal 2016
In the second quarter of 2016, adjusted results exclude the following:

•	A $108.3 million pre-tax gain ($70.2 million net of tax of $38.1 million), included in other income (loss), related to a $124.4 million cash distribution from Easton Town Center.

•	A $35.8 million pre-tax loss ($22.4 million net of tax of $13.4 million), included in other income (loss), associated with the early extinguishment of our July 2017 notes.

In the first quarter of 2016, adjusted results exclude the following:

•
Pre-tax charges of $34.5 million ($21.4 million net of tax of $13.1 million) related to previously announced actions at Victoria’s Secret, including severance charges, fabric cancellations and the write-off of catalogue paper.

Fiscal 2015
In the second quarter of 2015, there were no adjustments to results.
In the first quarter of 2015, adjusted results exclude the following:

•	A $78.1 million pre-tax gain ($69.0 million net of tax of $9.1 million) included in other income (loss), related to the sale of our remaining interest in the third-party apparel sourcing business.

The Adjusted Financial Information should not be construed as an alternative to the reported results determined in accordance with generally accepted accounting principles. Further, the Company’s definition of adjusted income information may differ from similarly titled measures used by other companies. While it is not possible to predict future results, management believes the adjusted information is useful for the assessment of the ongoing operations of the Company. The Adjusted Financial Information should be read in conjunction with the Company’s historical financial statements and notes thereto contained in the Company’s quarterly reports on Form 10-Q and annual report on Form 10-K.

VICTORIA'S SECRET / BATH & BODY WORKS / PINK / LA SENZA / HENRI BENDEL
Three Limited Parkway Columbus, OH 43230 www.LB.com